Sycuan Funds

SYCUAN US VALUE FUND (SYCUX)

ADVISOR'S QUARTERLY UPDATE
3rd Quarter 2007

Positive factors impacting investment performance of the fund during the quarter included the Information Technology Sector (Cisco Systems & Intel), Energy (Exxon) and Consumer Staples (Procter & Gamble). Negative factors impacting investment performance of the fund for during the quarter included Healthcare Sector (Pfizer), Consumer Discretionary Sector (Gannett) and Financial Sector (Citigroup).

Wellpoint, Inc. was purchased as a new holding during the quarter. We continued to purchase shares of existing holdings in Time Warner, Travelers Companies and Dow Chemical during the quarter as well.

The largest sector in the fund continues to be Information Technology (Cisco, Dell, Microsoft & Intel). The Health Care Sector (Pfizer, Johnson & Johnson & Amgen), Industrials (Illinois Tool Works, Ingersoll-Rand and 3M Company) and Financial Sector (Citigroup, AIG and Bank of America) are prominently represented as well.

The Sycuan US Value Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices we believe are less than their intrinsic values. We seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan US Value Fund is designed for investors who seek capital appre ciation in a portfolio of U.S. companies. The United States offers the greatest number of investment opportunities of any single country. Its markets are large and highly liquid. Many investors prefer or require a portfolio consisting exclusively of companies domiciled in the United States. These investors often are looking for a disciplined and time-tested approach to take advantage of opportunities in the U.S. equity market.

MANAGEMENT

Sycuan Capital Management, Inc., is a Native American owned investment adviser and the adviser to the Sycuan US Value Fund. Sycuan Capital Management, Inc. has selected A.Q. Johnson & Co., Inc. to act as sub-adviser and make the day-to-day investment decisions for the Fund. A.Q. Johnson & Co., Inc. uses a philosophy known as value investing to uncover U.S. companies whose shares are trading at a discount to their intrinsic value. These issues are typically sold when a company's intrinsic value becomes fully reflected in its stock price.

PERFORMANCE

AVERAGE ANNUALIZED RETURNS AS OF SEPTEMBER 30, 2007

	Since Inception	2 Year	1 Year	Latest 3 Months**
Sycuan US Value Fund	10.31%	8.43%	12.67%	0.00%
S&P 500*	11.56%	13.58%	16.44%	2.03%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

SECTOR EXPOSURE AS OF SEPTEMBER 30, 2007


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Energy
Materials
Industrials
Consumer Discretionary
Consumer Staples
Health Care
Financials
Information Technology
Telecommunications Services
Utilities
Cash
Sycuan
S&P 500

TOP 10 HOLDINGS AS OF SEPTEMBER 30, 2007

Company	%	Sector
Ingersoll-Rand	5.28	Industrials
Illinois Tool Works, Inc.	4.82	Industrials
Cisco Systems, Inc.	4.82	Information Technology
Johnson & Johnson	4.78	Healthcare
Minnesota Mining & Manufacturing Co.	4.54	Industrials
Dell, Inc.	4.46	Information Technology
American International Group, Inc.	4.37	Financials
Intel Corp.	4.18	Information Technology
Bank of America Corp.	4.06	Financials
Pfizer, Inc.	3.95	Healthcare
Top 10 as % of Portfolio	**45.26**	

BENCHMARK RELATIVE STATISTICS


16000
15000
14000
13000
12000
11000
10000
10/10/2003
2004
Mar
Jun
Sep
2005
Mar
Jun
Sep
2006
Mar
Jun
Sep
2007
Mar
Jun
Sep
SYCUX
S&P 500

FOR MORE INFORMATION

Call Toll Free:
1-888-899-8344

Email:
info@sycuanfunds.com

or
Contact VaRene Martin at
(619) 322-9285